UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 18, 2009
Date of Report (Date of earliest event reported)
QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934

(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121

(address of principal executive offices)	(Zip Code)
858-587-1121
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b) On December 18, 2009, Len J. Lauer informed QUALCOMM Incorporated (“Qualcomm”) that he was resigning his position effective December 31, 2009 to accept an opportunity as Chief Executive Officer outside of Qualcomm that is expected to be announced early next year. All business and functional responsibility previously reporting to Mr. Lauer have been reassigned to Steven R. Altman, President, other than Qualcomm MEMS Technologies, which has been reassigned to Steven M. Mollenkopf, Executive Vice President and President, Qualcomm CDMA Technologies.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated
Date: December 24, 2009	By:	/s/ Daniel L. Sullivan
Daniel L. Sullivan, Ph.D.
Executive Vice President, Human Resources